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                                                                 EXHIBIT 10.24.1


                                 FIRST AMENDMENT

            FIRST AMENDMENT, dated as of December 16, 2004 (this "First Amendment"), to and under the Five-Year Revolving Loan Credit Agreement, dated as of June 20, 2002 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among VISTEON CORPORATION, a Delaware corporation (the "Company"), the several banks and other financial institutions or entities from time to time parties thereto (the "Banks"), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the "Syndication Agent") and JPMORGAN CHASE BANK, N.A. (f/k/a JPMorgan Chase Bank), as administrative agent for the Banks (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

            WHEREAS, the Company, the Banks, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement;

            WHEREAS, the Company has requested that the Banks amend the Credit Agreement as set forth herein;

            WHEREAS, the Required Banks and the Administrative Agent are willing to agree to such amendment to and under the Credit Agreement, subject to the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, the Required Banks and the Administrative Agent hereby agree as follows:

            1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

            2. Amendment to Section 1 (Definitions). Section 1 of the Credit Agreement is hereby amended by deleting the "L/C Commitment" definition in its entirety and substituting in lieu thereof the following:

            "L/C Commitment" means $200,000,000.

            3. Representations and Warranties. The Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement, except to the extent that such representations and warranties expressly relate to an earlier date. The Company represents and warrants that, both immediately before and immediately after giving effect to this First Amendment, no Event of Default or Event of Default-Bankruptcy has occurred and is continuing.

            4. Effectiveness. This First Amendment shall become effective upon
(a) the Administrative Agent receiving counterparts of this First Amendment duly executed by the Company and the Required Banks and (b) the payment of all reasonable expenses of the Administrative Agent for which invoices have been presented (including the invoices of Simpson Thacher & Bartlett LLP) on or before the date hereof.

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            5. Continuing Effect of the Credit Agreement. This First Amendment
shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Banks or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

            6. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument. This First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            7. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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            IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be duly executed and delivered in New York, New York by their respective proper and duly authorized officers as of the day and year first above written.

                                VISTEON CORPORATION

                                By: /s/ Peter Look
                                   ----------------
                                   Name: Peter Look
                                   Title: Vice President and Treasurer

                                JPMORGAN CHASE BANK, N.A. (f/k/a JPMorgan
                                Chase Bank),
                                as Administrative Agent and as a Bank

                                By: /s/ Robert R. Kellas
                                   ------------------------
                                   Name: Robert R. Kellas
                                   Title: Vice President

                                BANK OF AMERICA, N.A.,
                                as Syndication Agent and as a Bank

                                By: /s/ Chas McDonell
                                   --------------------
                                   Name: Chas McDonell
                                   Title: Senior Vice President